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                                                                   Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights of ING Worldwide Growth Fund, ING International SmallCap Growth Fund and ING Emerging Countries Fund, three of the portfolios constituting ING Mutual Funds, formerly Pilgrim Mutual Funds, which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim Mutual Funds, which is also incorporated by reference into the Registration Statement.


We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights of ING Global Technology Fund, one of the portfolios constituting ING Funds Trust, formerly Pilgrim Funds Trust, (now a portfolio of ING Mutual Funds) which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim Funds Trust, which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights, which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim International Fund, Inc., known as ING International Fund, Inc., (now a portfolio of ING Mutual Funds) which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights, which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim Precious Metals Fund, Inc., known as ING Precious Metals Fund, Inc., (now a portfolio of ING Mutual Funds) which is also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights, which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim Russia Fund, Inc., known as ING Russia Fund, Inc., (now a portfolio of ING Mutual Funds) which is also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
September 19, 2002